EX.99.906CERT


           Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I Kenneth E. Banwart, Chief Executive Officer, of ASA Hedged Equity Fund LLC (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    October 8, 2004           /s/ Kenneth E. Banwart
     ----------------------        ------------------------------------
                                   Kenneth E. Banwart, Chief Executive Officer
                                   (chief executive officer)


I, Jeremy L. Standrod, Chief Financial Officer of ASA Hedged Equity Fund LLC (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    October 8, 2004           /s/ Jeremy L. Standrod
     ----------------------        -------------------------------------------
                                   Jeremy L. Standrod, Chief Financial Officer
                                   (chief financial officer)